UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

Northfield Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-35791	80-0882592
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

581 Main Street, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (732) 499-7200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 28, 2014, stockholders of Northfield Bancorp, Inc. (the "Registrant") approved the Registrant's 2014 Equity Incentive Plan (the "Equity Incentive Plan"). A description of the Equity Incentive Plan is included in “Proposal II -- Approval of the Northfield Bancorp, Inc. 2014 Equity Incentive Plan” of the Registrant's Definitive Proxy Statement for its May 28, 2014 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on April 25, 2014, and is incorporated herein by reference.

On May 28, 2014, stockholders of the Registrant approved the Northfield Bancorp, Inc. Management Cash Incentive Plan (the "Cash Incentive Plan"). A description of the Cash Incentive Plan is included in “Proposal III -- Approval of the Northfield Bancorp, Inc. Management Cash Incentive Plan” of the Registrant's Definitive Proxy Statement for its May 28, 2014 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on April 25, 2014, and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

The 2014 Annual Meeting of Stockholders was held on May 28, 2014 (the “Annual Meeting”). The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the votes of stockholders were as follows:
Matter 1. The election of three directors, each for a three-year term and one director for a two-year term.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Three-year term:
John W. Alexander	35,957,583	565,469	10,129,824
Annette Catino	35,672,183	850,869	10,129,824
John P. Connors, Jr.	32,665,323	3,857,729	10,129,824

Two-year term:
Steven M. Klein	35,105,031	1,418,021	10,129,824

Matter 2. The approval of the Northfield Bancorp, Inc. 2014 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,634,687	7,637,869	250,496	10,129,824

Matter 3. The approval of the Northfield Bancorp, Inc. Management Cash Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,456,354	1,856,677	210,021	10,129,824

Matter 4. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
46,126,231	378,150	148,495	—

Matter 5. An advisory (non-binding) resolution to approve the executive compensation described in the Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,604,712	1,670,616	247,724	10,129,824

Item 9.01.    Financial Statements and Exhibits.

None

Exhibit No.	Description
10
Northfield Bancorp, Inc. 2014 Equity Incentive Plan (incorporated by reference to Appendix A of the Registrant's Definitive Proxy Statement for the 2014 Annual Meeting of Stockholders (File No. 1-35791), as filed with the SEC on April 25, 2014).

Northfield Bancorp, Inc. Management Cash Incentive Plan (incorporated by reference to Appendix B of the Registrant's Definitive Proxy Statement for the 2014 Annual Meeting of Stockholders (File No. 1-35791), as filed with the SEC on April 25, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHFIELD BANCORP, INC.
DATE: June 2, 2014	By:	/s/ William R. Jacobs
William R. Jacobs
Chief Financial Officer
(Principal Financial and Accounting Officer)